UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 8, 2007

ISCO INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure

On June 8, 2007, ISCO International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). Copies of slides presented at the Meeting relating to the Company’s operations are attached as Exhibit 99.1 to this Report.

Item 8.01.	Other Events

At the Meeting, the following proposals were approved by the margins indicated:

		Number of Shares
		Voted For	Withheld
1.	To elect directors to the Board of Directors for a term of one (1) year and until his successor is duly elected and qualified.
	Mr. John Thode	161,755,904	5,046,778
	Mr. Jim Fuentes	162,058,873	4,743,809
	Dr. Amr Abdelmonem	161,539,830	5,262,852
	Dr. George Calhoun	161,103,240	5,699,442
	Mr. Mike Fenger	161,996,895	4,805,787
	Mr. Ralph Pini	162,061,593	4,741,089

		Number of Shares

		Voted For	Against	Abstain

2.	To approve the appointment of Grant Thornton LLP as the independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2007	163,070,806	2,880,629	851,247

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Presentation Slides dated June 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: June 12, 2007	By:	/s/ FRANK CESARIO
Frank Cesario
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Presentation Slides dated June 8, 2007.

*	Filed herewith